SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 19, 1996



                                  DYNAGEN, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-11352                  04-3029787
(State or other jurisdiction of     (Commission file         (I.R.S. Employer
incorporation  or organization)         number)              Identification No.)


       99 Erie Street, Cambridge, MA                           02139
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number including area code: (617) 491-2527


                           No change since last report
             (Former name or address, if changed since last report)





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         The  undersigned   registrant  (the  "Registrant")  hereby  amends  the
following items, financial statements, exhibits and other portions of its Current Report on Form 8-K dated August 19, 1996 as set forth on the pages attached hereto:

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  This item is amended to provide the following financial statements relating to the business of Able Laboratories, Inc., which are filed as Exhibit 99.1 to this report and incorporated herein by reference.

                           Independent Auditors' Report.

                           Balance Sheet at June 30, 1996, December 31, 1995 and
                               December 31, 1994.

                           Statement of Operations for the six months ended June
                               30, 1996 and the years ended December 31, 1995, 1994 and 1993.

                           Statement of Change in  Division  Equity  for the six
                               months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993.

                           Statement of Cash Flows for the six months ended June
                               30, 1996 and the years ended December 31, 1995, 1994 and 1993.

                           Notes to Financial Statements.

         (b)      Unaudited Pro Forma Combined Financial Information.

                  This item is amended to provide the following unaudited pro forma combined financial information of the Registrant, which is filed as Exhibit 99.2 to this report and incorporated herein by reference.

                           Pro Forma Statement of Operations (Unaudited) for the
                               year ended June 30, 1996.

                           Pro Forma Balance Sheet (Unaudited) at June 30, 1996.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement, dated August 9, 1996, among the Registrant, Able Acquisition Corp., Able Laboratories, Inc. and Alpharma USPD Inc. (filed as
                           Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated August 19, 1996 and incorporated herein by reference).

                  2.2 Product Supply Agreement, dated August 9, 1996, among the Registrant, Able Acquisition Corp. and Able Laboratories, Inc. (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated August 19, 1996 and incorporated herein by reference).

                  23.1     Consent of Feldman Radin & Co., P.C.





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                  99.1     Financial Statements of Able Laboratories, Inc.

                  99.2 Unaudited Pro Forma Combined Financial Information of the Registrant.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                                DYNAGEN, INC.



                                                By:/s/ DHANANJAY G. WADEKAR
                                                   -----------------------------
                                                   Dhananjay G. Wadekar
                                                   Executive Vice President



Dated: September 23, 1996



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                                  EXHIBIT INDEX


  EXHIBIT NO.                      DESCRIPTION


      2.1 Asset Purchase Agreement, dated August 9, 1996, among the Registrant, Able Acquisition Corp., Able Laboratories, Inc. and Alpharma USPD Inc. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated August 19, 1996 and incorporated herein by reference).

      2.2 Product Supply Agreement, dated August 9, 1996, among the Registrant, Able Acquisition Corp. and Able Laboratories, Inc. (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated August 19, 1996 and incorporated herein by reference).

     23.1    Consent of Feldman Radin & Co., P.C.

     99.1    Financial Statements of Able Laboratories, Inc.

     99.2    Unaudited Pro Forma  Combined  Financial  Information of the
             Registrant.